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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 6, 2002


                               ITC/\DELTACOM, INC.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)
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

            Delaware                          0-23253                    58-2301135
 (State or Other Jurisdiction of      (Commission File Number)         (IRS Employer
         Incorporation)                                             Identification No.)

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                  1791 O.G. Skinner Drive
                    West Point, Georgia                     31833
         (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code:  (706) 385-8000


                                 Not applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4. Change in Registrant's Certifying Accountant

                  (b) On September 6, 2002, ITC/\DeltaCom, Inc. (the "Company") engaged BDO Seidman LLP ("BDO Seidman") to succeed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent accountant. As previously reported, the Company's relationship with Arthur Andersen has been effectively terminated because of the publicly announced wind-down of Arthur Andersen's business.

                  The decision to engage BDO Seidman has been approved by a duly constituted committee of the Company's board of directors. The Company has filed an application with the United States Bankruptcy Court for the District of Delaware seeking court authorization of the retention of BDO Seidman, and the Company's engagement of BDO Seidman remains subject to approval by the bankruptcy court.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ITC/\DELTACOM, INC.




Date: September 6, 2002             /s/ J. Thomas Mullis
                                    -------------------------------------
                                    J. Thomas Mullis
                                    Senior Vice President-Legal and Regulatory

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